Exhibit 10.26AD

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

THIRTY-FOURTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Thirty-fourth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, pursuant to the terms of the Agreement, CSG provides and Customer consumes CSG Voice Shared Test Environment; and

WHEREAS, pursuant to Schedule F to the Agreement, Monthly Support is provided by utilizing [*** ******* ******] ([***]) [***** *** *****] of Customer’s [********* ******** *****] for a total of [*** ******** ***** ******* **********] ([*****]) [***** ********]; and

WHEREAS, Customer has requested and CSG has agreed to amend the payment terms of the Support Hours such that they will no longer be paid by utilizing Customer’s [********* ******** *****], regardless of the actual number of hours necessary to support Customer.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree as follows:

1.

Upon execution of this Amendment to be effective as of January 1, 2020, Schedule F, “Fees,”, Section 1, “CSG Services,” Subsection I., “Processing,” subsection C., “CSG Voice Shared Test Environment,” is deleted in its entirety and replaced as follows:

Exhibit 10.26AD

C.      CSG Voice Shared Test Environment

Description of Item/Unit of Measure	Frequency	Fee
1. Implementation	[********]	[*****]
2. Hardware for Customer’s Citrix Environment	[********]	[*****]
3. Support for Customer’s Citrix Environment (Note 1)	[*******]	$[*********]

Note 1: Ongoing [*******] operational and testing support for files (for purposes of this section C., “[*******] Support”).  The [*******] recurring support services will be used for support [*** ******* ** ***** *** ** *** ******* *** *** **** ******** ***** ******* ********** ************* ******** **** ** *** ********* ****** ** ********** ******** ********]; provided, however, that the parties may mutually agree to include new extracts through a separate Statement of Work.  In the event such mutually agreed new extracts require additional support services, Customer and CSG shall agree upon additional support services fees prior to finalizing the Statement of Work for implementation of such new extracts.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: Mike Ciszek	Title: Gregory L. Cannon
Name: SVP - Billing Strategy and Operation	Name: SVP, Secretary & General Counsel
Date: 9/27/19	Date: 9/27/19